UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2016
ION Geophysical Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12691 (Commission file number)	22-2286646 (I.R.S. Employer Identification No.)

2105 City West Blvd, Suite 400 Houston, Texas 77042-2839 (Address of principal executive offices, including Zip Code)

(281) 933-3339 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 9, 2016, the Board of Directors of ION Geophysical Corporation (the “Company”) approved a matching share program (the “Program”) applicable to participating executive officers of the Company, including the Company’s named executive officers (collectively, the “Participants”).

Under the Program, the Company will grant one share of restricted stock (the “Matching Shares”) for every share of the Company’s common stock, par value $0.01 per share (the “Common Stock”), purchased by a Participant from February 16, 2016 through March 14, 2016 (the “Purchased Shares”). All grants of Matching Shares will be made pursuant to the Company’s Amended and Restated 2013 Long-Term Incentive Plan (the “2013 Plan”).

The maximum number of Matching Shares that each Participant is eligible to receive pursuant to the Program is as follows: 20,000 Matching Shares for the Company’s President and Chief Executive Officer, Brian Hanson; 10,000 Matching Shares for each of Ken Williamson, Chris Usher, Steve Bate, Colin Hulme and Jamey Seely; and 5,000 Matching Shares for each of Larry Burke, Scott Schwausch, and Jacques Leveille.

A Participant must satisfy the following holding periods for his or her Purchased Shares:

•	100% of the Purchased Shares cannot be sold or otherwise disposed of by the Participant prior to the first anniversary of the grant gate of the Matching Shares;

•	66% of the Purchased Shares cannot be sold or otherwise disposed of by the Participant prior to the second anniversary of the grant gate of the Matching Shares; and

•	33% of the Purchased Shares cannot be sold or otherwise disposed of by the Participant prior to the third anniversary of the grant date of the Matching Shares.

One Matching Share will be forfeited for each Purchased Share for which the holding period is not satisfied.

Under the Program, (i) Matching Shares granted under the Program with respect to Purchased Shares purchased by a Participant on or before February 29, 2016 will be granted on the Company’s regular March 1, 2016 grant date; and (ii) Matching Shares granted under the Program with respect to Purchased Shares purchased by a Participant after February 29, 2016 will be granted on the Company’s next grant date June 1, 2016. The Matching Shares granted under the Program will be subject to all of the terms and conditions of the 2013 Plan and the applicable restricted stock agreement, including a three-year vesting period.

The Program does not modify the aggregate number of shares of Common Stock authorized for issuance under the 2013 Plan.

The Program and the form of restricted stock agreement to be used in the Program are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)    Financial statements of businesses acquired.

Not applicable.

(b)    Pro forma financial information.

Not applicable.

(c)    Shell company transactions.

Not applicable.

(d)    Exhibits.

Exhibit No.	Description

10.1	ION Geophysical Corporation Matching Share Program.
10.2	Form of ION Geophysical Corporation Amended and Restated 2013 Long-Term Incentive Plan Restricted Stock Agreement (Matching Grants on Purchased Shares).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 16, 2016	ION GEOPHYSICAL CORPORATION

	By:	/s/ JAMEY S. SEELY
Jamey S. Seely
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	ION Geophysical Corporation Matching Share Program.
10.2	Form of ION Geophysical Corporation Amended and Restated 2013 Long-Term Incentive Plan Restricted Stock Agreement (Matching Grants on Purchased Shares).

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